Airports Authority of Thailand

No. Tor.Or.Tor. 6466/2541

                                                                20 November 1998


Re            Performance Guarantees

To            Managing Director, King Power Duty Free Co., Ltd.

Reference     1.  Your letter, No. Kor.For. 284/2541 dated 10 September 1998

              2. Contract of Permission for Operating Business of Selling Duty Free Merchandize at the Bangkok International Airport and Regional Airports, No. 6-04/2539 dated 6 March 1996



Whereas King Power Duty Free Co., Ltd. has requested for reconsideration of the performance guarantees for granting permission for operating business of selling duty free merchandize at the Bangkok International Airport and regional airports that the Company has to submit to Airports Authority of Thailand (AAT) from the second year of operation (1998). It was requested that the amount of the performance guarantees be reduced to one-half of the amount specified in the contract. This is due to the fact that the Customs Department has revoked collection of the remuneration, thus the amount of the performance guarantees should be reduced as well, as detailed therein.

AAT has considered the matter and is pleased to permit reduction of the amount of the performance guarantees under Reference 2. Thereby, the amounts of performance guarantees will be :

        -   Year 2, from 1 January 1998 to 31 December 1998, Baht 168,995,792.65

        -   Year 3, from 1 January 1999 to 31 December 1999, Baht 175,478,009.30

        -   Year 4, from 1 January 2000 to 31 December 2000, Baht 181,728,009.30

        -   Year 5, from 1 January 2001 to 31 December 2001, Baht 187,978,009.30

The Company is requested to contact Legal Division, Administrative Department Tel. 535-1404 for amendment of the contract.



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Please be informed accordingly.



                                                            Yours sincerely,


                               Air Chief Marshal             - signed -
                                                         (Mr. Niphon  Sakhonyen)
                                                                  Governer

Finance Department
Tel.     535-1967
Fax      535-1855